Exhibit 99.1

…focused on improving patients lives… July 2020

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s ability to manage costs and to achieve its financial goals; to operate under increased leverage and associated lending covenants; to pay its debt under its credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial partnerships. The words “anticipate”, “believe”, “could”, “estimate”, “upcoming”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will” and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that could cause the Company’s actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the customer ordering patterns or disruption in raw materials or supply chain; demand for the Company’s services, which depends in part on customers’ research and development and the clinical plans and market success of their products; customers’ changing inventory requirements and manufacturing plans; customers and prospective customers decisions to move forward with the Company’s manufacturing services; the average profitability, or mix, of the products the Company manufactures; the Company’s ability to enhance existing or introduce new services in a timely manner; fluctuations in the costs, availability, and suitability of the components of the products the Company manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials, or the Company’s customers facing increasing or new competition. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results presented herein along with those risks and uncertainties discussed in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights • Revenue and cash flow positive contract development and manufacturing (CDMO) business 2020 – Q1 Financial Results: • Revenue: $21.8 million • Operating Loss, from continuing operations: $(2.6) million • Cash and cash equivalents: $19.9 million – Expanded business development team early Q1 2020 – Announced new CTM and logistics business offerings in May 2020

Gainesville CDMO Facilities Gould Campus Chestnut Facility Leased through 2025, with extension optionality 24,000 ft2 total, with 11,000 ft2 currently unused in facility, all readily able to be converted for clinical use Available adjacent empty lot of similar size to current site Same owner for both properties, giving Recro inside track to secure lot if needed Recro has right of first refusal for proposed development of the adjacent lot as well as the right to reject any proposed development 4

Two Nearby Facilities Seamlessly Connected

Recro's neighboring sites work in concert to provide unified performance

Facility Locations


~4 miles
GAINESVILLE
Dawsonville Hwy
McEver Rd
West Ave
Atlanta Hwy
Alta Vista Cemetery



Gould Facility



Chestnut Facility

Commentary

- Recro CDMO has two facilities located in Gainesville, Georgia
- Recro's Gould facility, which focuses on commercial and controlled substance production, is located just four miles from the Chestnut facility, which specializes in development and formulation, clinical trial materials and logistics projects, and high potency production
- The close proximity allows the facilities to work hand-in-hand, as employees and resources can seamlessly move from one to the other, increasing knowledge sharing and creating significant teamwork synergies
- The facilities are ideally located within ~60 miles of Hartsfield-Jackson International Airport, and in close proximity to Interstates 75 and 85, significant commerce arteries in the eastern U.S.
- All equipment available at Gould is available on a smaller scale at Chestnut
- Seamless integration between sites due to same support staff for facilities, quality, and project management

5

CDMO Overview 97,000 + sq. ft. cGMP solid oral dosage manufacturing –DEA licensed Plus 24,000 sq. ft. –Development Services Facility and High Potency Product Facility CDMO Manufacturing Revenues include commercial product sales and profit sharing, along with development services revenues Continued revenue from commercial products, solid starts and repeat customers in development Ritalin LA® Oncedaily ADHD treatment marketed by Novartis* Focalin XR® Extended release ADHD treatment marketed by Novartis* Verapamil/Verelan CV/high blood pressure treatment marketed by Teva** and Lannett ZohydroER® Extended release hydrocodone marketed by Currax(Previously Pernix) * Five-year contract extension to December 2023 6 ** Six-year contract extension through 2024

Start With, Stay With Recro

Recro's capabilities across the product development value chain

Pre-IND → Formulation Development → Optimization → CTM Manufacture → Scale-Up → PPQ → Regulatory Filing → Product Launch → Commercial Supply

Project Management

Development Expertise

Manufacturing Expertise

Quality Assurance

Regulatory Guidance and Consultation

FORMULATION DEVELOPMENT

- Capsules, tablets (development scale)
- Physical characterization
- Excipient compatibility
- Solubility assessment

ANALYTICAL METHOD DEVELOPMENT

- Raw material
- In-process
- Release
- Method development/ validation
- ICH, photostability

PHARMACEUTICAL MANUFACTURING

- Milling
- Blending
- Compression
- Spray granulation
- Rotary granulation
- Particle/bead coating
- Encapsulation

PHARMACEUTICAL PACKAGING & LOGISTICS

- Bottles
- Serialization in place

Early Phase

Late Phase & Commercial

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Business Model Approach Chestnut Phase I-IIb High Potency Early Phase Non-GMP CTM & Commercial Facility Development Feasibility Logistics Manufacturing Robust Technology Transfer Process Process Gould DEA Drug Phase III Scale Up & Commercial Development Facility CTM Development Manufacturing Phase I-IIb Support Early Phase Late Phase & Commercial 8

Recro’s Registrantion & Commercial Approach Scale-Up PPQ Regulatory Filing Product Launch Registration & PPQ Late Phase Regulatory Technology Transfer Commercialization Strategy Support Scalable equipment Registration Batches eCTD compliance Commercial supports technology PPQ Campaign Regulatory guidance Manufacturing & transfer and consultation for Packaging Project Management client FDA meetings Pharmacovigilance continuity and responses reporting Categories 1 – 3A/3B and DEA Controlled Substance Capabilities Project Management 9

Scalable Equipment Streamlines Technology Transfer Roller Fluid Bed Rotor Granulation Blending Processing Processing Compaction Key Unit Operations for Solid Oral Dosage Forms Milling Compression Tablet Coating Oven Drying (Temp & Encapsulation (Bi-Layer Capable) (Solvent Capable) Humidity Control) 10

CDMO – High Potency and Development Services

Services for both Development-phase small molecules and, within dedicated sector, for high potency molecules:

Formulation Development

- Capsules, tablets (development scale)
- Physical characterization
- Excipient compatibility
- Solubility assessment
- Regulatory guidance

Analytical Method Development

- Raw material
- In-process
- Release
- Method development/validation
- ICH, photostability

Pharmaceutical Manufacturing

- Milling
- Blending
- Compression
- Spray granulation
- Rotary granulation
- Particle/bead coating
- Encapsulation
- Pre-clinical through Phase III
- Transfer non-high potency to commercial operations at Gould location

Development Pharmaceutical Packaging & Logistics

- Clinical trial supplies
  - Over encapsulation of controls
  - Randomization
  - Clinical trial packaging
  - Stability testing
  - Shipping and logistics
- Serialization in place at Gould facility for commercial packaging

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Company Highlights Revenue and cash flow positive contract development and manufacturing (CDMO) business 2020 – Q1 Financial Results: Revenue: $21.8 million Operating Loss, from continuing operations: $(2.6) million EBITDA, as Adjusted (Standalone)*: $2.7 million Cash and cash equivalents: $19.9 million – Expanded business development team early Q1 2020 – Announced new CTM and logistics business offerings in May 2020 *EBITDA, as Adjusted (Standalone) is a non-GAAP financial measures (See reconciliation on last page of presentation). 12

…focused on improving patients lives… July 2020